Exhibit 32.0
Certification of Chief Executive Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the Chief Executive Officer of iStar Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2015 (the "Form 10-K/A"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 9, 2016	By:	/s/ JAY SUGARMAN
			Name:	Jay Sugarman
			Title:	Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the Chief Financial Officer of iStar Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2015 (the "Form 10-K/A"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 9, 2016	By:	/s/ DAVID DISTASO
			Name:	David DiStaso
			Title:	Chief Financial Officer (principal financial and accounting officer)